Exhibit 10.1

ESCROW AND SECURITY AGREEMENT

between

NII INTERNATIONAL TELECOM S.C.A.

AND

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee and Escrow Agent

Dated as of February 19, 2013

ESCROW AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of February 19, 2013, by and between NII International Telecom S.C.A., a partnership limited by shares (société en commandite par actions) incorporated under Luxembourg law, with registered office at 65, Boulevard Grande-Duchesse Charlotte, L-1331 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 149.237 (the “Company”) and Wilmington Trust, National Association, a national banking association, as trustee under the Indenture (as defined below) (in such capacity, the “Trustee”) and Wilmington Trust, National Association, a national banking association, as escrow agent under this Agreement (in such capacity, the “Escrow Agent”). The Company and the Trustee are sometimes collectively referred to herein as the “Interested Parties”.

WHEREAS, pursuant to the terms of a purchase agreement dated February 11, 2013 (the “Purchase Agreement”) among the Company, the Guarantor (as defined in the Purchase Agreement) party thereto and J.P. Morgan Securities LLC, as representative (the “Representative”) of the several initial purchasers listed on Schedule I thereto (the “Initial Purchasers”), the Company agreed to issue and sell to the Initial Purchasers $750,000,000 aggregate principal amount of 11.375% Senior Notes due 2019 (the “Notes”), which shall be issued pursuant to an indenture dated as of February 19, 2013 (as the same may be modified, supplemented or amended, the “Indenture”) among the Company, the Guarantor and Wilmington Trust, National Association, as Trustee;

WHEREAS, on the date hereof (the “Closing Date”), pursuant to the Purchase Agreement, the Company is required to cause the gross proceeds of the Notes in an amount equal to $750,000,000 (the “Gross Offering Proceeds”) to be funded directly into the Escrow Account (as defined herein) and the Company is required, pursuant to this Agreement, to deposit or direct the deposit also on the Closing Date, of an amount equal to interest on the Notes from the date hereof to (but excluding) March 22, 2013 into the Escrow Account (the “Interest Deposit”) for a total initial deposit of $757,820,312.50 (the “Escrow Deposit”), which amount shall be held by the Escrow Agent for the benefit of the Trustee and the ratable benefit of the Holders until released in accordance with the terms hereof;

WHEREAS, the Company wishes to appoint Wilmington Trust, National Association as Escrow Agent and Wilmington Trust, National Association is willing to accept such appointment and to act as Escrow Agent, in each case upon the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, the parties hereto agree as follows:

1. Appointment of the Escrow Agent.

The Company and the Trustee hereby appoint and designate the Escrow Agent to hold and disburse the Escrow Property (as defined below) on behalf of the Interested Parties and to act as escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment and designation.

2. Establishment of Escrow Account.

(a) On the Closing Date, the Representative shall deposit the Gross Offering Proceeds, and the Company shall deposit the Interest Deposit, in each case with the Escrow Agent in immediately available funds, to fund the Escrow Deposit (which will collectively be referred to herein as the “Escrow Property”), and the Escrow Agent shall hold the Escrow Deposit in a non-interest bearing account established with the Escrow Agent (the “Escrow Account”). The Escrow Agent shall provide an acknowledgement to the Company and the Trustee upon receipt of the Escrow Deposit.

(b) As security for the due and punctual payment when due of all amounts that may be payable from time to time under the Indenture and the Notes, now or hereafter arising (the “Secured Obligations”), the Company hereby pledges, assigns and grants to the Trustee, for the benefit of the Trustee and the holders of the Notes, a continuing security interest in, and a first priority lien on, its interests in this Agreement, the Escrow Account (Bank: Wilmington Trust, National Association, ABA#:             , Account Name:             , A/C#:             ), all Escrow Property and all certificates and instruments, if any, from time to time representing or evidencing the Escrow Account or the Escrow Property. The Company represents and covenants that the security interest of the Trustee in the Escrow Account shall at all times be valid, perfected and enforceable as a first priority security interest of the Trustee against the Company in accordance with the terms of this Agreement until such time as the Escrow Property is released from the Escrow Account pursuant to Section 3 hereof.

(c) Upon the release of any Escrow Property pursuant to Section 3 hereof, the security interest with respect to such Escrow Property granted by the Company hereby to the Trustee for the benefit of the Trustee and the holders of the Notes shall automatically terminate without any further action and such Escrow Property, when delivered by the Escrow Agent pursuant to Section 3 hereof, shall be delivered to the recipient free and clear of any and all liens, claims, encumbrances or right of set-off of the Trustee and the holders of the Notes, and the Escrow Agent agrees that the Escrow Property shall then be free and clear of any and all existing or future liens, claims, encumbrances or right of set-off of the Escrow Agent.

(d) The Escrow Agent hereby represents that it has not, and it hereby agrees that it will not, enter into any agreement or take any action which gives any person or any entity other than the Trustee control (within the meaning of Section 9-104 of the New York UCC) over the Escrow Account. If at any time the Escrow Agent receives any instruction (within the meaning of Section 9-104(b) of the New York UCC) concerning the disposition of funds held in the Escrow Account from the Trustee, the Escrow Agent shall comply with such instruction without further consent of the Company or any other Person. The Trustee hereby agrees that so long as no Event of Default (as defined in the Indenture) has occurred and is continuing and the Notes have not been accelerated, it shall not give any instruction unless a Special Mandatory Redemption (as defined below) shall be required pursuant to the Indenture or as otherwise permitted pursuant to Section 3(c) hereof. The Escrow Agent agrees that it shall honor instructions issued in accordance with Section 3 hereof in accordance with the terms hereof.

3. Claims and Payment; Release from Escrow.

(a) The Escrow Agent shall only release the Escrow Property to the Company and to the Representative pursuant to this Section 3(a), if at any time on or prior to 3:00 p.m. local time in the City of New York on March 18, 2013, the Escrow Agent receives a certificate from the Company in the form of Exhibit A (a “Release Certificate”), executed by an Authorized Person (as defined below), certifying to the Escrow Agent that the conditions for the release of the Escrow Property (the “Escrow Release Conditions” as specified in Exhibit A hereto) are satisfied. The Escrow Agent shall, on the date specified in such Release Certificate (provided the Release Certificate is received by the Escrow Agent no later than 2:00 p.m. local time in the City of New York on such day) (the “Release Date”), release the Escrow Property to the Company and to the Representative as directed and in the manner set forth in the Release Certificate. If the Release Certificate is received by the Escrow Agent after 2:00 p.m. local time in the City of New York on the Release Date, the Escrow Agent shall use commercially reasonable efforts to release the Escrow Property to the Company and to the Representative on such date, and will do so no later than the next Business Day. For purposes of this Agreement, “Business Day” shall mean any day that the Escrow Agent is open for business.

(b) If at any time prior to March 18, 2013, the Company determines, in its discretion, that the Escrow Release Conditions cannot be satisfied by such date, the Company shall, no later than 3:00 p.m. local time in the City of New York on March 18, 2013, deliver a written notice in the form of Exhibit B hereto (a “Redemption Notice”) to the Escrow Agent and the Trustee executed by an Authorized Person setting forth (i) the date (the “Special Mandatory Redemption Date”) on which a mandatory redemption pursuant to Section 3.11 of the Indenture (a “Special Mandatory Redemption”) will occur (which date shall meet the requirements of the Indenture) and (ii) an amount equal to 100% of the aggregate principal amount of the Notes plus accrued and unpaid interest thereon from the Closing Date of the offering of the Notes up to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”), and the Escrow Agent shall on the Special Mandatory Redemption Date release the Escrow Property to the Trustee by 10:00 a.m. local time in The City of New York on such day by wire transfer or transfer between accounts of immediately available funds to the account of the Trustee set forth in Section 14(b) (or such other account as the Trustee shall have specified by prior written notice to the Escrow Agent). In the event that the Escrow Property is insufficient to satisfy the total Special Mandatory Redemption Price, the Company shall deposit any such deficiency with the Trustee.

(c) If the Escrow Agent shall not have received a duly executed Release Certificate in accordance with Section 3(a) or a Redemption Notice in accordance with Section 3(b), by 3:00 p.m. local time in The City of New York on March 18, 2013, the Trustee will give notice of a Special Mandatory Redemption pursuant to Section 3.11 of the Indenture with March 22, 2013 as the Special Mandatory Redemption Date and the Escrow Agent shall on the Special Mandatory Redemption Date release the Escrow Property to the Trustee by 10:00 a.m. local time in The City of New York on such day by wire transfer or transfer between accounts of immediately available funds to the account of the Trustee set forth in Section 14(b) (or such other account as the Trustee shall have specified by prior written notice to the Escrow Agent). In the event that the Escrow Property is insufficient to satisfy the total Special Mandatory Redemption Price, the Company shall deposit any such deficiency with the Trustee.

(d) If at any time prior to the release of the Escrow Property pursuant to this Section 3, the Escrow Agent receives an instruction from the Trustee pursuant to Section 2(d) hereof, executed by the Trustee, the Escrow Agent shall release the Escrow Property, as directed and in the manner and amount set forth in such instruction from the Trustee (provided that such release shall be no earlier than the next Business Day) pursuant to Section 2(d) hereof for payment to the holders of the Notes and as otherwise permitted by the Indenture; it being understood and agreed by the Trustee that the Trustee shall not deliver any such instruction in reliance on this Section 3(d) unless an Event of Default has occurred and is continuing under the Indenture and the Notes have been accelerated. The Escrow Agent shall notify the Company upon receipt of such instruction from the Trustee.

4. Investment of Funds.

The Escrow Agent shall not invest the Escrow Property.

5. Tax Matters.

(a) The Interested Parties agree that, unless otherwise specified in this Agreement, any investment income earned (or proceeds received), prior to the disbursement of the Escrow Property, during a calendar year period from the investment of the Escrow Deposit, shall be treated as the income of the Company and shall be reported on an annual basis by the Escrow Agent on the appropriate form, as required pursuant to the Internal Revenue Code (“Code”) and the regulations thereunder.

(b) If the Escrow Agent is required under the Code and regulations to withhold tax on any investment income earned (or proceeds received) from the Escrow Deposit prior to the release of the Escrow Property, such withholdings will be taken from the Escrow Property and deposited with the Internal Revenue Service in the manner prescribed.

(c) The Interested Parties agree that the Escrow Agent shall report the distribution of the Escrow Property on Form 1099-B to the Interested Party (or other party (or parties)) to whom the Escrow Property is distributed, if so required under Code Section 6045 and the regulations thereunder.

(d) The Interested Parties agree that this Agreement does not relieve the Interested Parties of their obligation to report any payments subject to reporting under Code Section 6041 and the regulations thereunder.

(e) The Interested Parties shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed original IRS Form W-9 (or applicable Form W-8, in the case of a non-U.S. person) certifying such Interested Party’s U.S. tax identification number if Form W-9 is provided, or status as a non-U.S. person beneficial owner of the Escrow Property if a Form W-8 is provided. In the event the payee is not an Interested Party or a party to this Agreement, the applicable Interested Party shall provide, or cause to be provided to, the Escrow Agent with a duly completed and properly executed IRS Form W-9 (or applicable Form W-8, in the case of a non U.S. person) from such payee prior to payment being made. The Interested Parties understand that, in the event valid U.S. tax forms or other relevant forms are not provided to the Escrow Agent, the tax law may require withholding of tax on disbursements and on a portion of any interest or other income earned on the investment of the Escrow Property.

(f) Should the Escrow Agent become liable for the payment of taxes, including withholding taxes relating to any funds, including interest and penalties thereon, held by it pursuant to this Agreement or any payment made hereunder (excluding any income tax liabilities of the Escrow Agent relating to fees received hereunder), the Company agrees to reimburse the Escrow Agent for such taxes, interest and penalties upon demand. Without limiting the foregoing, the Escrow Agent shall be entitled to deduct such taxes, interest and penalties from the Escrow Property.

(g) The Company acknowledges and agrees that none of the payments under this Agreement are for compensation for services performed by an employee or independent contractor.

(h) This Section 5 may be amended by the Escrow Agent as necessary and upon notice to the Interested Parties to conform to tax and regulatory requirements, provided that no such amendment shall affect any Interested Party without such party’s prior written consent. The Escrow Agent’s rights under this Section shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

6. Concerning the Escrow Agent.

(a) Escrow Agent Duties. Each Interested Party acknowledges and agrees that (i) the duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Escrow Agent shall not be subject to or responsible for any of the other agreements referred to or described herein (including without limitation the Indenture, or for determining or compelling compliance therewith), and shall not otherwise be bound thereby, (iii) this Agreement shall constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements in regard thereto, (iv) the Escrow Agent shall not be required to expend or risk any of its own funds or otherwise incur any financial or other liability for payments made pursuant to this Agreement or in the performance of any of its duties under this Agreement, and (v) the Escrow Agent shall not be obligated to take any legal or other action hereunder, which might in its judgment involve or cause it to incur any expense or liability, unless it shall have been furnished with acceptable indemnification, provided that the indemnification provided in Section 7(b) hereof shall constitute acceptable indemnification to the Escrow Agent.

(b) Standard of Care. The Escrow Agent shall be under no duty to afford the Escrow Property any greater degree of care than it gives its own similar property. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction).

(c) Limitation on Liability. Notwithstanding any other provision of this Agreement, the Escrow Agent shall not be liable (i) for any indirect, incidental, consequential, punitive or special losses or damages, regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated, (ii) for the investment or reinvestment of any Escrow Property, or any liquidation of such investment or reinvestment, executed in accordance with the terms of this Agreement, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct as finally adjudicated by a court of competent jurisdiction) in the investment or reinvestment of the Escrow Property, any loss of interest incident to any such delays, or any loss or penalty as a result of the liquidation of any investment before its stated maturity date or (iii) for any amount in excess of the value of the Escrow Property, valued as of the date of deposit, plus any interest, dividends and other distributions and payments received thereon. For the avoidance of doubt, in no event shall the Escrow Agent be liable for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Company or the Trustee in accordance with the provisions of this Agreement.

(d) Reliance. Subject to Sections 13 and 14 of this Agreement, the Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, instruction, notice, instrument, consent, authorization, receipt, power of attorney, e-mail, .pdf or other writing delivered to it by the Company or the Trustee without being required to determine the authenticity or validity thereof, or the correctness of any fact stated therein or the propriety or validity or the service thereof or the jurisdiction of the court issuing any judgment or order. The Escrow Agent may act in reliance upon any signature believed by it to be genuine and may assume that any person purporting to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(e) Consultation. The Escrow Agent may consult with counsel satisfactory to it (with such expense to be reimbursed in accordance with Section 7(a) hereof), and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with the opinion and advice of such counsel.

7. Compensation, Expense Reimbursement and Indemnification.

(a) Compensation: The Company covenants and agrees to pay the Escrow Agent’s fees and expenses specified in Schedule A. The Company will, upon demand, pay to the Escrow Agent the amount of any and all reasonable and documented or invoiced expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel, experts and agents that the Escrow Agent may incur in connection with (a) the review, negotiation and administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Escrow Property or (c) the failure of the Company to perform or observe any of the provisions hereof. The Escrow Agent may in its sole discretion withhold from any distribution pursuant to Section 3(a), Section 3(b) and Section 3(c) Escrow Property in an amount it reasonably believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

(b) Indemnification: The Company covenants and agrees to indemnify the Escrow Agent and its employees, officers, directors and agents (each, an “Indemnified Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages or expenses of any nature incurred by any Indemnified Party arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney’s fees, tax liabilities of the Company (including any taxes, interest and penalties but excluding any income tax liabilities of the Escrow Agent), any liabilities or damages that may result from any inaccuracy or misrepresentation made in any tax certification provided to the Escrow Agent, and other costs and expenses of defending or preparing to defend against any claim of liability, except to the extent such loss, liability, damage, cost or expense shall have been finally adjudicated by a court of competent jurisdiction to have resulted solely from the Indemnified Party’s own gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

8. Dispute Resolution. In the event of any disagreement between the Interested Parties, or between either of them and any other person, resulting in adverse claims or demands being made with respect to the subject matter of this Agreement, or in the event that the Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until (i) the rights of all parties having or claiming an interest in the Escrow Property or the Escrow Account shall have been fully and finally adjudicated by a court of competent jurisdiction, or all differences and doubts shall have been resolved by agreement between the Interested Parties; (ii) the Escrow Agent shall, in the case of adjudication by a court of competent jurisdiction, have received a final order, judgment or decree by such court of competent jurisdiction, which order, judgment or decree is not subject to appeal, and in the case of resolution of differences and doubts by agreement, have received a notice in writing signed by the Trustee or an Authorized Person (as defined below) of the Company, as applicable, setting forth in detail the agreement; or (iii) the Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all losses which it may incur by reason of so acting. The Escrow Agent shall be entitled to receive (from and at the expense of the Company) an opinion of counsel to the effect that any order, judgment or decree is final and not subject to appeal. The Escrow Agent shall have the option, after thirty (30) calendar days’ notice to the Interested Parties of its intention to do so, to file an action in interpleader requiring the Interested Parties hereto to answer and litigate any claims and rights among themselves. The costs and expenses (including reasonable and documented attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be the obligation of, the Company. The rights of the Escrow Agent under this Section 8 are cumulative of all other rights which it may have by law or otherwise.

9. Exclusive Benefit. Except as specifically set forth in this Agreement, this Agreement is for the exclusive benefit of the parties to this Agreement and their respective permitted successors, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties.

10. Force Majeure. Notwithstanding anything contained in this Agreement to the contrary, the Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

11. Resignation and Removal.

(a) The Interested Parties may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior written notice of removal signed by an Authorized Person of each of the Interested Parties. The Escrow Agent may resign at any time by giving to each of the Interested Parties thirty (30) calendar days’ prior written notice of resignation. As used in this Section 11, if an Event of Default shall have occurred and is continuing under the Indenture and the Escrow Agent has received notice of such Event of Default from the Trustee, the term “Interested Parties” shall refer only to the Trustee.

(b) Within ten (10) calendar days after giving the foregoing notice of removal to the Escrow Agent or receiving the foregoing notice of resignation from the Escrow Agent, the Interested Parties shall appoint a successor escrow agent and give notice of such successor escrow agent to the Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such 10-day period, the Escrow Agent may either (A) safe keep the Escrow Property until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (B) apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

(c) Upon receipt of notice of the identity of the successor escrow agent, the Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor escrow agent, less the unpaid Escrow Agent’s fees, costs and expenses payable pursuant to this Agreement, or hold such Escrow Property (or any portion thereof) pending distribution, until all such fees, costs and expenses are paid to it.

(d) Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

12. Governing Law; Jurisdiction; Waivers.

(a) The parties agree (pursuant to Section 5-1401 of the General Obligations Law of the State of New York) that, unless as a result of mandatory provisions of law such laws would otherwise not apply, this Agreement (including this choice-of-law provision) and the rights and obligations of the parties to this Agreement shall be governed by and construed in accordance with, and all controversies and disputes arising under, in connection with or in relation to this Agreement shall be resolved pursuant to the laws of the State of New York applicable to contracts made and to be wholly performed in the State of New York.

(b) The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the federal and state courts located in the Borough of Manhattan, City, County and State of New York, for any proceedings commenced regarding this Agreement, including, but not limited to, any interpleader proceeding or proceeding for the appointment of a successor escrow agent that the Escrow Agent may commence pursuant to this Agreement. The parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings and irrevocably waive any objection to venue or inconvenient forum for any proceeding brought in any such court.

(c) The parties irrevocably and unconditionally waive, to the fullest extent permitted by law, and agree not to plead or claim, any right of immunity from legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consent to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this Agreement.

(d) The parties irrevocably and unconditionally waive, to the fullest extent permitted by law, any right to trial by jury with respect to any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

13. Instructions, Verification, Communications.

(a) All instructions required under this Agreement shall be in writing, in English, and may be delivered to the Escrow Agent by facsimile or by e-mail and executed by an Authorized Person of the Company. The identity of each Authorized Person, as well as the specimen signature, title, telephone number and e-mail address of each Authorized Person shall be delivered to the Escrow Agent in the list of authorized signers forms as set forth on Schedule B and shall remain in effect until the Company notifies the Escrow Agent of any change thereto (the person(s) so designated from time to time, the “Authorized Persons”). The Escrow Agent and the Interested Parties agree that the above constitutes a commercially reasonable security procedure, and the Escrow Agent further agrees not to comply with any direction or instruction from any Interested Party (other than those contained herein or delivered in accordance with this Agreement).

(b) In the event funds transfer instructions are given, whether in writing, by facsimile, .pdf, e-mail, or otherwise, such funds transfer instructions should contain a selected test word also evidenced on Schedule B and Schedule C. Test Words must contain at least 8 alphanumeric characters, established at document execution. In addition to or in lieu of test words, the Escrow Agent is authorized, but under no obligation, to seek confirmation of such instructions by telephone call back to the applicable person(s) set forth on Schedule B and Schedule C, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person(s) so designated. To ensure the accuracy of the instructions it receives, the Escrow

Agent may record such call backs. If the Escrow Agent is unable to verify the instruction, or is not satisfied in its sole discretion with the verification it receives, it will not execute the instruction until all issues have been resolved to its satisfaction. The persons and telephone numbers for call backs may be changed only in writing, in the case of the Company signed by an Authorized Person, actually received and acknowledged by the Escrow Agent. The Interested Parties agree that these security procedures for funds transfers are commercially reasonable.

(c) To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, the Escrow Agent will ask for information that will allow the Escrow Agent to identify relevant parties. The Interested Parties hereby acknowledge such information disclosure requirements and agree to comply with all such information disclosure requests from time to time from the Escrow Agent.

14. Notices; Wiring Instructions.

(a) Subject to the following paragraph, any notice permitted or required hereunder shall be in writing in English, and shall be sent (i) by personal, overnight delivery by a recognized courier or delivery service, or (ii) by registered or certified mail, return receipt requested, postage prepaid, (iii) by confirmed facsimile, or (iv) by e-mail, in each case addressed to the address and person(s) designated below their respective signature hereto (or to such other address as any such party may hereafter designate by written notice to the other parties). Notices to the Escrow Agent or the Trustee shall only be deemed given upon actual receipt by the Escrow Agent or the Trustee, as applicable.

Solely as between the Company and the Trustee, the Trustee agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, .pdf, facsimile transmission or other similar unsecured electronic methods. If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee is authorized to act upon such instructions, the Trustee’s reasonable understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

(b) Any funds to be paid to or by the Escrow Agent hereunder shall be sent by wire transfer pursuant to the following instructions (or by such method of payment and pursuant to such instruction as may have been given in advance and in writing to or by the Escrow Agent, as the case may be, in accordance with Section 14(a) above):

If to the Company:

Bank:

ABA#:

Account Name:

A/C#:

Ref:

If to the Representative:

Bank:

ABA#:

Account Name:

A/C#:

Ref:

If to the Trustee:

Bank:

ABA#:

Account Name:

A/C#:

Ref:

If to the Escrow Agent:

Bank:

ABA#

Account Name:

A/C#:

Ref:

15. Amendment. Except as specifically set forth in this Agreement, any amendment of this Agreement shall be binding only if evidenced by a writing signed by each of the parties to this Agreement.

16. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Agreement is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

17. Termination. This Agreement shall terminate upon the distribution of all Escrow Property from the Escrow Account established hereunder in accordance with the terms of this Agreement, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive.

18. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Facsimile or .pdf signatures on counterparts of this Agreement shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals are required.

19. Mergers and Conversions. Any corporation or entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Escrow Agent will be a party, or any corporation or entity succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto, or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized representative as of the day and year first written above.

WILMINGTON TRUST,
NATIONAL ASSOCIATION,

as Escrow Agent

By:	/s/ Joshua C. Jones
Name: Joshua C. Jones Title: Banking Officer Date: February 19, 2013

Notice to:

Wilmington Trust, National

Association

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

Attn.: Joshua C. Jones

Phone: (302) 636-4145

Facsimile: (302) 636-4145

E-mail:

jones2@wilmingtontrust.com

Escrow Agreement Signature Page

NII INTERNATIONAL TELECOM S.C.A.

By:	/s/ Shana C. Smith
Name:	NII International Holdings S.à.r.l.
Title:	Sole Manager
Date:	February 19, 2013

Itself represented by:
Name:	Shana C. Smith
Title:	Class B Manager

Notice to:

NII International Telecom S.C.A.

c/o Intertrust

Luxembourg 65,

Boulevard Grande Duchesse Charlotte

L-1331 Luxembourg, Grand-Duchy of Luxembourg

Attn.: Davy Toussaint

Phone: +352 26449 639

Facsimile: +352 26 38 35 07

E-mail: Davy.Toussaint@intertrustgroup.com

Escrow Agreement Signature Page

WILMINGTON TRUST,
NATIONAL ASSOCIATION,
not in its individual capacity, but solely in its capacity as Trustee under the Indenture

By:	/s/ Joshua C. Jones
Name: Joshua C. Jones Title: Banking Officer Date: February 19, 2013

Notice to:

Wilmington Trust, National

Association

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

Attn.: Joshua C. Jones

Phone: (302) 636-4145

Facsimile: (302) 636-4145

E-mail:

jjones2@wilmingtontrust.com

List of Schedules

A	Escrow Agent Fee Schedule
B	Authorized List of Signers for the Company
C	Authorized List of Signers for the Trustee

List of Exhibits

A	Release Certificate
B	Redemption Notice

Escrow Agreement Signature Page

SCHEDULE A

ESCROW AGENT FEE SCHEDULE

SCHEDULE OF FEES FOR SERVICES AS

ESCROW AGENT

FOR

NII INTERNATIONAL TELECOM S.C.A.

A-1

SCHEDULE B

AUTHORIZED LIST OF SIGNERS

This form supplements the Agreement and related documents and applies to instructions given by facsimile (or e-mail with .pdf attachment) for securities or funds transfers and for other purposes under the Agreement. In giving any facsimile (or e-mail with .pdf attachment) instruction as specified in the Agreement the Company acknowledges that facsimile (or e-mail with .pdf attachment) present a high degree of risk or error, security and privacy. Nevertheless the Company wishes to use facsimile (or e-mail with .pdf attachment) as a means of instruction. The Company designates any of the below individuals who are authorized to initiate transfers or other instructions by facsimile (or e-mail with .pdf attachments) on behalf of the Company and select the security procedures specified herein. The Company accepts the associated risks of unauthorized or erroneous instructions and agrees to be bound by such instructions whether or not actually authorized by the Company, provided the Escrow Agent has complied with the stated security procedure. The Company is responsible for keeping confidential the contents of this Schedule B. The Company should be careful in completing this Schedule B as it may be rejected if it contains erasures or white outs.

■ New	☐ Addition	☐ Supersede

NII International Telecom S.C.A.

Specimen Signature
Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

Where applicable, the Escrow Agent will confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name

Test Word

Test Words must contain at least 8 alphanumeric characters, and should be established at document execution and changed each time the List of Authorized Signers/Approvers is updated. All instructions should clearly display the Test Word, which may be used in lieu of a callback to confirm the authenticity of the instruction. However, Escrow Agent reserves the right to perform the callback in addition to the Test Word if circumstances warrant.

B-1

SCHEDULE C

This form supplements the Agreement and related documents and applies to instructions given by facsimile (or e-mail with .pdf attachment) for securities or funds transfers and for other purposes under the Agreement. In giving any facsimile (or e-mail with .pdf attachment) instruction as specified in the Agreement the Company acknowledges that facsimile (or e-mail with .pdf attachment) present a high degree of risk or error, security and privacy. Nevertheless the Company wishes for the Trustee to use facsimile (or e-mail with .pdf attachment) as a means of instruction. The Company agrees to assume all risks arising out of the use by the Trustee of such electronic methods to submit instructions and directions to the Escrow Agent including without limitation to accept the associated risks of unauthorized or erroneous instructions and agrees to be bound by such instructions whether or not actually authorized by the Company, provided the Trustee has complied with the stated security procedure. The Trustee is responsible for keeping confidential the contents of this Schedule C. The Trustee should be careful in completing this Schedule C as it may be rejected if it contains erasures or white outs.

☐ New	☐ Addition	☐ Supersede

Wilmington Trust, National Association

Specimen Signature
Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

Name
Title
Phone
E-mail Address

Where applicable, the Escrow Agent will confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name

Test Word

Wilmington Trust, National Association, as Escrow Agent

Test Words must contain at least 8 alphanumeric characters, and should be established at document execution. All instructions should clearly display the Test Word, which may be used in lieu of a callback to confirm the authenticity of the instruction. However, Escrow Agent reserves the right to perform the callback in addition to the Test Word if circumstances warrant.

C-1

EXHIBIT A

Via Facsimile: (302) 636-4145

            , 2013

Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

Attn: Corporate Capital Markets

This certificate is being delivered by NII International Telecom S.C.A, a partnership limited by shares (societe en commandite par actions) incorporated under Luxembourg law, with registered office at 65, Boulevard Grande-Duchesse Charlotte, L-1331 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 149.237 (the “Company”), pursuant to Section 3(a) of the Escrow and Security Agreement, dated as of February 19, 2013 (the “Escrow Agreement”), by and among the Company, Wilmington Trust, National Association, as trustee (the “Trustee”), and Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”). Capitalized terms used but not defined herein have the respective meanings specified in the Escrow Agreement, including by reference to the Indenture and the Purchase Agreement described therein.

The Company hereby certifies to the Escrow Agent and the Trustee through the undersigned officer, as follows as of the date hereof:

(a) (i) an annual report on Form 10-K of NII Holdings, Inc. for the year ended December 31, 2012 (the “2012 10-K”) that complies with all applicable requirements of the Securities Exchange Commission (“SEC”) has been filed with the SEC and includes an unqualified audit opinion by PricewaterhouseCoopers LLP on the financial statements included therein;

(ii) NII Holdings, Inc. has furnished its earnings release for the quarter and year ended December 31, 2012 on Form 8-K with the SEC and the presentation of financial information in that earnings release is consistent with the financial statements included in the 2012 10-K; and

(iii) based on the financial information included in the 2012 10-K and that earnings release, NII Holdings, Inc. had, for the year ended December 31, 2012, adjusted OIBDA of at least $910 million, and the Company has made a good faith determination that no material adjustments need to be made to the preliminary 2012 financial results of NII Holdings, Inc. included in the Final Offering Memorandum for the Notes dated February 11, 2013 in order for those results to be consistent with that financial information in the 2012 10-K and the earnings release.

Ex. A-1

(b) no Default or Event of Default has occurred or is continuing under the Indenture.

Pursuant to the Escrow Agreement, the Company hereby authorizes and directs the release by the Escrow Agent on             , 2013 of all of the Escrow Property in the Escrow Account as follows:

(1) $13,125,000 to the Representative; and

(2) the balance to the Company;

in each case by wire transfer of immediately available funds to the applicable account set forth, or provided for, in Section 14(b) of the Escrow Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Ex. A-2

IN WITNESS WHEREOF, the Company, through the undersigned, has signed this manager’s certificate as of the date first above written.

NII INTERNATIONAL TELECOM S.C.A. represented by its manager NII INTERNATIONAL HOLDINGS S.à r.l. itself represented by Shana C. Smith, duly authorized Class B Manager
By:
Name: Shana C. Smith
Title: Class B Manager

Notice to:

NII International Telecom S.C.A.

Luxembourg 65,

Boulevard Grande Duchesse Charlotte

L-1331 Luxembourg, Grand-Duchy of Luxembourg

Attn.: Davy Toussaint

Phone: +352 26449 639

Facsimile: +352 26 38 35 07

E-mail: Davy.Toussaint@intertrustgroup.com

Test Word:

Ex. A-3

EXHIBIT B

Via Facsimile: (302) 636-4145

Date:

Wilmington Trust, National Association, as Trustee and Escrow Agent

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

Attn: Corporate Capital Markets

Re: NII International Telecom S.C.A. Redemption Notice

Dear [            ]:

Reference is hereby made to the Escrow and Security Agreement, dated as of February 19, 2013 (the “Escrow Agreement”), by and among NII International Telecom S.C.A., a partnership limited by shares (société en commandite par actions), with registered office at 65, Boulevard Grande-Duchesse Charlotte, L-1331 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 149.237 (the “Company”), Wilmington Trust, National Association, as trustee (the “Trustee”) and Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Escrow Agreement, including by reference to the Indenture or the Purchase Agreement described therein.

NOTICE IS HEREBY GIVEN THAT, pursuant to Section 3.11 of the Indenture, a Special Mandatory Redemption will be made on [            ] (the “Special Mandatory Redemption Date”), in an amount equal to $[            ], representing 100% of the aggregate principal amount of Notes, plus accrued and unpaid interest thereon from the Closing Date up to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

Pursuant to the Escrow Agreement, the Company hereby authorizes and directs the release by the Escrow Agent of all of the Escrow Property to the Trustee by wire transfer of immediately available funds to the account of the Trustee as set forth, or provided for, in Section 14(b) of the Escrow Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Redemption Notice to be duly executed and delivered as of this [            ] day of [            ], 2013.

Ex. B-1

NII INTERNATIONAL TELECOM S.C.A. represented by its manager NII INTERNATIONAL HOLDINGS S.à r.l. itself represented by Shana C. Smith, duly authorized Class B Manager
By:
Name: Shana C. Smith
Title: Class B Manager

Notice to:

NII International Telecom S.C.A.

Luxembourg 65,

Boulevard Grande Duchesse Charlotte

L-1331 Luxembourg, Grand-Duchy of Luxembourg

Attn.: Davy Toussaint

Phone: +352 26449 639

Facsimile: +352 26 38 35 07

E-mail: Davy.Toussaint@intertrustgroup.com

[Test Word:]

Ex. B-2